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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - October 16, 2002
                        (Date of Earliest Event Reported)



                               SUNBEAM CORPORATION
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             (Exact name of registrant as specified in its charter)


                          Commission File No. 1-000052

        Delaware                                              25-1638266
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(State of Incorporation)                                    (I.R.S. Employer
                                                           Identification No.)


2381 Executive Center Drive, Boca Raton, FL                      33431
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           (Address of principal                                Zip Code
            executive offices)



       Registrant's telephone number, including area code: (212) 912-4100

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Item 5.  Other Events.

         The information set forth in the press release issued by Sunbeam Corporation announcing that Chief Financial Officer Bobby G. Jenkins has accepted a position with Panavision, Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)       Exhibits.

         99.1      Press release of Sunbeam Corporation dated October 16, 2002.
















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUNBEAM CORPORATION

                                         By: /s/ Steven R. Isko
                                             -----------------------------------
                                             Name: Steven R. Isko
                                             Title: Senior Vice President

Date: October 17, 2002
















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                                  EXHIBIT INDEX



   99.1       Press release of Sunbeam Corporation dated October 16, 2002






















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